Exhibit 32.1

TWEETER HOME ENTERTAINMENT GROUP INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tweeter Home Entertainment Group, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph G. McGuire, Chief Financial Officer and Interim Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2005 and results of operations of the Company for the three and six months ended March 31, 2005.

/s/ Joseph G. McGuire

Chief Financial Officer and Interim Chief Executive Officer

May 10, 2005

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